UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)



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                                    CPI Corp.
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                (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CPI Corp.
news for immediate release
FOR RELEASE   February 13, 2004


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FOR INFORMATION, CONTACT:

                      NAME        Jane Nelson
                      FROM        CPI Corp.
                      ADDRESS     1706 Washington Avenue
                      CITY        St. Louis
                      STATE, ZIP  Missouri 63103
                      TELEPHONE   (314) 231-1575

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                                   FOR FURTHER INFORMATION AT THE
                                   ABERNANTHY MACGREGOR GROUP
                                   Chuck Burgess or Steve Frankel, New York,
                                   212-371-5999

FOR IMMEDIATE RELEASE
FRIDAY, FEBRUARY 13, 2004


           CPI CORP. RECEIVES FIRST WRITTEN CONSENTS FROM STOCKHOLDERS

                 CPI Corp. Urges Stockholders to Revoke Consents
                And Reject Attempt to Take Control of the Company

ST. LOUIS (February 13, 2004) - CPI Corp. (NYSE: CPY) today announced that consents dated February 13, 2004, were delivered to the company in connection with the solicitation of stockholder consents by a group of minority stockholders led by Knightspoint Partners I, L.P. ("Knightspoint"). Therefore, under Delaware law, consents must be delivered to CPI on or before April 13, 2004 to be effective.

         At any time prior to the consents becoming effective, stockholders have the right to revoke their consent. The dissident group's proposals cannot become effective before the twentieth business day after Knightspoint's materials are delivered to stockholders.

         CPI's Board of Directors unanimously opposes the dissident group's consent solicitation and recommends that stockholders not return any consent card they may receive from Knightspoint. Stockholders who have already returned consent cards are urged to revoke their consent.

CPI HAS MAILED TO ITS STOCKHOLDERS AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MATERIALS SETTING FORTH ITS OPPOSITION TO THE CONSENT SOLICITATION. STOCKHOLDERS ARE URGED TO READ CPI'S MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU MAY OBTAIN A FREE COPY OF THESE MATERIALS BY ACCESSING THE SEC'S WEB SITE AT WWW.SEC.GOV, OR THE COMPANY'S WEB SITE AT WWW.CPICORP.COM. CPI'S STOCKHOLDERS MAY ALSO OBTAIN, WITHOUT CHARGE, A COPY OF CPI'S OPPOSITION MATERIALS BY CALLING CPI'S INFORMATION AGENT, MORROW & CO., INC., AT 1-(877)-366-1576.

ABOUT CPI

         CPI Corp. is a portrait photography company offering studio photography services in the United States, Puerto Rico, and Canada through Sears Portrait Studios and in Mexico in Soriana and its City Club format. The Company also provides mobile photography services in the United States to childcare centers, sports associations and at events through Every Day Expressions(R). In addition, the Company operates searsphotos.com, an on-line photofinishing service as well as a vehicle for the Company's customers to archive, share portraits via email and order additional portraits and products.